MINNESOTA LIFE INSURANCE COMPANY
Minnesota Life Individual Variable Universal Life Account
Supplement Dated January 21, 2015
to the
Prospectus for Accumulator Variable Universal Life Insurance Policy (dated May 1, 2014)


The following paragraphs replace the second paragraph under the section entitled "Payments to Registered Representatives of Securian Financial" found on page 61 of the prospectus:

For Policies issued prior to January 30, 2015 and that have the EVA, we pay commissions up to 20.0 percent of gross premium paid in the first twenty four months after the Policy is issued (up to the annual target premium for the Policy) and up to 10.53 percent of that same dollar amount of gross premium in each of the four years following the payment of such premiums. All other compensation is the same as on Policies without EVA.

For Policies issued after January 30, 2015 and that have the EVA, we pay commissions up to 20.0 percent of gross premium paid in the first twenty four months after the Policy is issued (up to the annual target premium for the Policy). In addition, if the target premium is less than $20,000 we pay up to 10.53 percent of that same dollar amount of gross premium in each of the four years following the payment of such premiums. If the target premium is greater than or equal to $20,000 but less than $500,000 we pay up to 7.29 percent of that same dollar amount of gross premium in each of the six years following the payment of such premiums. If the target premium is greater than or equal to $500,000 we pay up to 5.94 percent of that same dollar amount of gross premium in each of the nine years following the payment of such premiums. All other compensation is the same as on Policies without EVA.












Please keep this supplement for future reference.
F82721 01-2015